Fees Summary	Oct. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 3,654.00
Total Transaction Valuation	42,000,000.00
Total Offset Amount	0.00
Net Fee	$ 3,654.00